Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
Note 6 — Debt

At December 31, 2010 and through June 2011, the Company had a credit agreement containing a borrowing availability up to $20 million in the form of a line of credit.  This agreement allowed the Company, at its option, to borrow funds at the LIBOR rate plus the applicable interest rate spread (1.27% at December 31, 2010) or at the bank’s prime lending rate (3.25% at December 31, 2010).  On June 6, 2011, the Company executed a new credit agreement with the lenders of its credit facility.  This credit facility provides the Company borrowing availability up to $20 million (with the option to increase to $30 million) in the form of a line of credit.  This agreement allows the Company, at its option, to borrow funds at the LIBOR rate plus the applicable interest rate spread (1.25% at December 31, 2011) or at the bank’s prime lending rate (3.25% at December 31, 2011).  This agreement expires in June 2014.  At December 31, 2011 and 2010, the Company did not have any outstanding balance on the line of credit.  The weighted average interest rate paid by the Company was 2.0% during fiscal year 2011 as compared to 2.4% for the same period in 2010.  This agreement contains certain loan covenants including leverage and fixed charge coverage ratios.  In July 2011, this agreement was amended to exclude specific non-recurring charges recorded by the Company in the second quarter of 2011 from all debt covenant calculations in 2011 and through June 30, 2012.  The Company is in compliance with these amended covenants at December 31, 2011.  This credit facility is secured by certain assets of the Company.

The Company borrowed $6 million under an unsecured term loan agreement, in connection with a prior business acquisition.  This loan is part of its existing credit facility and provides for interest only payments in the first year and escalating principal payments through 2012. The loan bears interest at the LIBOR rate plus the applicable interest rate spread (1.25% at December 31, 2011) or at the bank’s prime lending rate (3.25% at December 31, 2011). The terms and conditions of the line of credit agreement described in the preceding paragraph also apply to the term loan.

The Company entered into an interest rate swap agreement associated with the above $6 million loan, with principal and interest payments due through August 2012.  At December 31, 2011, the notional principal amount totaled $1.4 million.  This instrument was utilized by the Company to minimize significant unplanned fluctuations in earnings and cash flows caused by interest rate volatility.  The Company did not adopt hedge accounting, but rather records the fair market value adjustments through the consolidated statements of operations each period.  The associated fair value adjustments for the years ended December 31, 2011, 2010 and 2009 were $101,000, $115,000, and $146,000, respectively and were recorded as decreases to interest expense.

The Company has a $1.4 million mortgage, collateralized by certain real estate.  The annual mortgage payment including interest totals $222,000.  The mortgage bears interest at a fixed rate of 5.75% and matures in 2019.

The Company’s future principal payments under its term loan and mortgage are as follows (in thousands):

2012	$1,494
2013	153
2014	162
2015	172
2016	182
Thereafter	580
$2,743